Pilgrim Income & Growth Fund and
                    Pilgrim Balance Sheet Opportunities Fund
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180

                                February 8, 2000

Dear Shareholder:

     Your Board of Trustees has called a Special Meeting of Shareholders of the Pilgrim Income & Growth Fund (formerly Northstar Income and Growth Fund) and the Pilgrim Balance Sheet Opportunities Fund (formerly Northstar Balance Sheet Opportunities Fund), as applicable, each scheduled to be held at 9:00 a.m., local time, on March 24, 2000 at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     The Board of Trustees has approved a reorganization of each of these Funds into the Pilgrim Balanced Fund, which is managed by Pilgrim Investments, Inc. and is part of the Pilgrim Funds (the "Reorganization"). If approved by shareholders, you would become a shareholder of the Balanced Fund on the date that the Reorganization occurs. The Balanced Fund has investment objectives and policies that are similar in many respects to those of Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund, and the Reorganization is expected to result in operating expenses that are lower for shareholders.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the policies and expenses of each of the funds for your evaluation.

     After careful consideration, the Board of Trustees of the Pilgrim Income & Growth Fund (a series of Pilgrim Mayflower Trust) and the Pilgrim Balance Sheet Opportunities Fund each unanimously approved this proposal and recommended shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the reorganizations is enclosed. We hope that you can attend the applicable Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MARCH 23, 2000.

     The Funds are using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        Robert W. Stallings,
                                        President

                        Pilgrim Income & Growth Fund and
                    Pilgrim Balance Sheet Opportunities Fund
                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        PILGRIM INCOME & GROWTH FUND AND
                    PILGRIM BALANCE SHEET OPPORTUNITIES FUND

                          SCHEDULED FOR MARCH 24, 2000

To the Shareholders:

     Special Meetings of Shareholders of the Pilgrim Income & Growth Fund and the Pilgrim Balance Sheet Opportunities Fund (formerly, Northstar Income & Growth Fund and Northstar Balance Sheet Opportunities Fund, respectively) are scheduled for March 24, 2000 at 9:00 a.m., local time, at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     The purposes of the Special Meeting of Pilgrim Income & Growth Fund are as follows:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim Income & Growth Fund by Pilgrim Balanced Fund; and

     2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     The purposes of the Special Meeting of the Pilgrim Balance Sheet Opportunities Fund are as follows:

     1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim Balance Sheet Opportunities Fund by Pilgrim Balanced Fund; and

     2. To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on January 24, 2000 are entitled to notice of, and to vote at, the meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

                                        By Order of the Boards of Trustees


                                        /s/ James M. Hennessy

                                        James M. Hennessy,
                                        Secretary

February 8, 2000

                                TABLE OF CONTENTS

INTRODUCTION..............................................................     1

SUMMARY...................................................................     2

INVESTMENT OBJECTIVES AND POLICIES........................................     5
    Comparison of Objectives and Primary Investment Strategies............     5
    Comparison of Portfolio Characteristics...............................     8
    Relative Performance..................................................     9
    Comparison of the Risks of Investing in the Funds.....................     9
    Comparison of Securities and Investment Techniques....................    11

COMPARISON OF FEES AND EXPENSES...........................................    14
    Operating Expenses....................................................    14
    Annual Fund Operating Expenses........................................    15
    Expense Limitation Arrangements.......................................    17
    Transaction Fees  on New Investments..................................    17

ADDITIONAL INFORMATION ABOUT BALANCED FUND................................    19

INFORMATION ABOUT THE REORGANIZATION......................................    22

ADDITIONAL INFORMATION ABOUT THE FUNDS....................................    24

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.............................    26

APPENDIX A................................................................   A-1

APPENDIX B................................................................   B-1

APPENDIX C................................................................   C-1

APPENDIX D................................................................   D-1

APPENDIX E................................................................   E-1

                           PROXY STATEMENT/PROSPECTUS
                  SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR

                                 MARCH 24, 2000

                          PILGRIM INCOME & GROWTH FUND
 (formerly Northstar Income & Growth Fund; a series of Pilgrim Mayflower Trust)

                                     and the

                    PILGRIM BALANCE SHEET OPPORTUNITIES FUND
              (formerly Northstar Balance Sheet Opportunities Fund)

                       Relating to the Reorganization into

                              PILGRIM BALANCED FUND
                       (a series of Pilgrim Mutual Funds)

                           (COLLECTIVELY, THE "FUNDS")

                                  INTRODUCTION

     This Proxy Statement/Prospectus provides you with information about two proposed transactions. These transactions involve the transfer of all the assets and liabilities of Pilgrim Income & Growth Fund (formerly Northstar Income & Growth Fund) ("Income & Growth Fund") and Pilgrim Balance Sheet Opportunities Fund (formerly Northstar Balance Sheet Opportunities Fund) ("Balance Sheet Opportunities Fund") (collectively, the "Target Funds") to Pilgrim Balanced Fund ("Balanced Fund") in exchange for shares of Balanced Fund (the "Reorganization"). Each Target Fund would then distribute to its shareholders their portion of the shares of Balanced Fund it receives in the Reorganization. The result would be a liquidation of each of the Target Funds. You would receive shares of Balanced Fund having an aggregate value equal to the aggregate value of the shares you held of Income & Growth Fund and/or Balance Sheet Opportunities Fund, as applicable, as of the close of business on the business day before the closing of the Reorganization. You are being asked to vote on the Agreement and Plan of Reorganizations through which these transactions would be accomplished.

     Because you, as a shareholder of one or both of the Target Funds, are being asked to approve a transaction that will result in your holding of shares of Balanced Fund, this Proxy Statement also serves as a Prospectus for Balanced Fund.

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Balanced Fund that you should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the Prospectus included herewith (the "Pilgrim Prospectus") and the Statement of Additional Information for Pilgrim Funds dated January 4, 2000, which may be obtained, without charge, by calling (800) 992-0180. Each of the Funds also provides periodic reports to its shareholders which highlight certain important information about the Funds, including investment results and financial information. The annual report for Balanced Fund dated June 30, 1999 is included herewith and is incorporated herein by reference. You may receive a copy of the most recent annual report for any of the Funds and a copy of any more recent semi-annual report, without charge, by calling (800) 992-0180.

     You may also obtain proxy materials, reports and other information filed by Pilgrim Balanced Fund from the Securities and Exchange Commission's ("SEC") Public Reference Room (1-800-SEC-0330) or from the SEC's internet website at www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Pilgrim Prospectus, and the Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

     THE PROPOSED REORGANIZATION. On November 16, 1999, the Board of Trustees of Pilgrim Mayflower Trust ("Pilgrim Mayflower Trust"), on behalf of the Income & Growth Fund, and Balance Sheet Opportunities Fund each approved an Agreement and Plan of Reorganization (each a "Reorganization Agreement," collectively, the "Reorganization Agreements"). Subject to shareholder approval, each Reorganization Agreement provides for:

     * the transfer of all of the assets of the Target Fund to Balanced Fund, in exchange for shares of Balanced Fund;

     * the assumption by Balanced Fund of all of the liabilities of the Target Fund;

     * the distribution of the Balanced Fund shares to the shareholders of the Target Fund; and

     *    the complete liquidation of the Target Fund (the "Reorganization").

     The Reorganization is expected to be effective upon the opening of business on April 3, 2000, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of Class A, Class B and Class C Shares of the Target Funds, as well as Class T shares of Balance Sheet Opportunities Fund, would become a shareholder of the same Class of Balanced Fund. Each shareholder would hold, immediately after the Closing, shares of each Class of Balanced Fund having an aggregate value equal to the aggregate value of the shares of that same Class of Income & Growth Fund and/or Balance Sheet Opportunities Fund, as applicable, held by that shareholder as of the close of business on the business day preceding the Closing.

     The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having three similar mutual funds within the same group of funds. Shareholders in the Target Funds (as well as those in Balanced
Fund) are expected to benefit from the elimination of this duplication and from the larger asset base that will result from the Reorganization.

     Approval of the Reorganization Agreement by each of the Target Funds requires the affirmative vote of a majority of the outstanding shares of the pertinent fund.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE PILGRIM MAYFLOWER TRUST, ON BEHALF OF THE INCOME & GROWTH FUND, AND THE BALANCE SHEET OPPORTUNITIES FUND EACH UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

     In considering whether to approve the Reorganization, you should note that:

     * The Funds have substantially similar investment objectives. Balanced Fund and Income & Growth Fund seek current income balanced with capital appreciation. Balance Sheet Opportunities Fund seeks income, with a secondary objective of capital appreciation. Each of the Funds combines the use of debt and equity investing to seek its objectives. However, the strategies by which each Fund seeks to achieve its objectives differ in some respects. A more complete discussion of the differences in the investment strategies of each Fund is contained in the section of the Proxy Statement/Prospectus entitled "Investment Objectives and Policies."

     * The proposed Reorganization offers actual or potential reductions in total operating expenses for shareholders of the Target Funds. This chart compares the current operating expenses, management fees, and distribution and shareholder service fees of the Funds.

                                             Distribution and Service            Total Net
                                                  (12b-1) Fees(2)            Operating Expenses(3)
                       Management Fees(2)  ----------------------------   ----------------------------
   Class of Shares       All Classes         A      B       C       T       A       B      C       T
   ---------------       -----------       -----  -----   -----   -----   -----   -----  -----   -----
Balanced Fund (1)            0.75%         0.35%  1.00%   1.00%    N/A    1.35%   2.00%  2.00%    N/A
Income & Growth Fund         0.75%(4)      0.30%  1.00%   1.00%    N/A    1.40%   2.12%  2.08%    N/A
Balance Sheet
Opportunities Fund           0.65%         0.30%  1.00%   1.00%   0.75%   1.52%   2.24%  2.22%   1.94%

----------
(1) Pilgrim Investments, Inc. limits the expenses of the Balanced Fund pursuant to the terms of an Expense Limitation Agreement. See "Comparison of Fees and Expenses - Expense Limitation Arrangements" for more information.

(2)  Fees are expressed as an annual rate of average daily net assets.

(3) Operating Expenses are expressed as a ratio of expenses to average daily net assets ("expense ratio"), and reflect ordinary operating expenses for the year ended June 30, 1999 (as adjusted for contractual changes).

(4) Income & Growth Fund's management fee is subject to a breakpoint fee structure, which is described below under the caption "Comparison of Fees and Expenses."

     Combining the Funds should lower expenses further because of economies of scale realized from a larger asset base. This chart shows an estimate of the likely expenses after the Reorganization.

                                     Distribution and Service              Total Net
                                          (12b-1) Fees                 Operating Expenses
                  Management Fees  ----------------------------   ----------------------------
Class of Shares     All Classes      A      B       C       T       A       B      C       T
---------------     -----------    -----  -----   -----   -----   -----   -----  -----   -----
Combined Funds
(Pro Forma)            0.75%       0.35%  1.00%   1.00%   0.75%   1.35%   2.00%  2.00%   1.75%

* An expense limitation arrangement is in place for Balanced Fund, under which Pilgrim Investments limits the ordinary operating expenses borne by the Fund. Without this expense limitation arrangement, the expense ratio for each Class of Balanced Fund (as adjusted for contractual changes) would have been higher than the expense ratio for the same Class of the Target Funds. For the fiscal year ended June 30, 1999, for example, the expense ratio for Class A shares would have been 1.61% for Balanced Fund compared to 1.40% for Income & Growth Fund and 1.52% for Balance Sheet Opportunities Fund. This information and similar information for the other Classes is shown in the table under the caption "Annual Fund Operating Expenses." Pilgrim Investments has committed to maintain the current expense limitation arrangement for Balanced Fund through at least October 31, 2001.

*    The current sales load structure for the Funds is identical.

* For further information on fees and expenses, see "Comparison of Fees and Expenses."

* The Funds have affiliated management. Pilgrim Investments, Inc. ("Pilgrim Investments"), 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the Investment Manager to Balanced Fund. Pilgrim Advisors, Inc. ("Pilgrim Advisors") (formally Northstar Investment Management Corporation), 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the investment manager for Income & Growth Fund and Balance Sheet Opportunities Fund. Both are affiliated subsidiaries of the same holding company, ReliaStar Financial Corp. Because these firms share investment resources, the investment personnel who manage the Balanced and Balance Sheet Opportunities Funds are the same. Different investment personnel, however, manage the Income & Growth Fund.

     PURCHASE, REDEMPTION, AND EXCHANGE INFORMATION. The purchase, redemption and exchange provisions and privileges for the Target Funds and Balanced Fund are currently the same. Prior to November 1, 1999, there were some differences in these provisions, including differences in sales loads. As a result, the contingent deferred sales load structure of the Target Funds shares held by you prior to November 1, 1999 will apply to the Balanced Fund shares issued to you in the Reorganization. In addition, you will receive credit for the period that you held your Target Funds shares for purposes of calculating any contingent deferred sales charges and determining conversion rights with regard to Balanced Fund shares you receive in the Reorganization. Similar to Class B shares of the Target Funds, Class B shares of Balanced Fund will convert to Class A eight years after their purchase date.

     Purchases of shares of Balanced Fund after the Reorganization will be subject to the sales load structure and conversion characteristics of Balanced Fund. For additional information on purchase, redemption and exchange procedures, see "Comparison of Fees and Expenses" and "Appendix B - Additional Information Regarding Balanced Fund."

     FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such, you will not recognize gain or loss as a result of the Reorganization. See "Information About The Reorganization - Tax Considerations."

                       INVESTMENT OBJECTIVES AND POLICIES

COMPARISON OF OBJECTIVES AND PRIMARY INVESTMENT STRATEGIES

     The following chart compares the investment objectives of the Funds.

                                  Income &                    Balance Sheet
     Balanced Fund               Growth Fund               Opportunities Fund
     -------------           --------------------        -----------------------
   Long-term capital         Current income and          Income with a secondary
   appreciation and          capital appreciation.       objective of capital
   current income.                                       appreciation.

     The following chart and text compares and describes the types of primary investment strategies that may be that may be used by the Funds.

                                                Income &       Balance Sheet
                              Balanced Fund   Growth Fund    Opportunities Fund
                              -------------   -----------    ------------------
Debt Securities                     X              X                 X
Equity Securities                   X              X                 X
High Yield  Debt Securities         X                                X
Foreign Securities                  X              X                 X

GENERAL

BALANCED FUND:

     * Primarily invests in a blend of equity and debt securities with an emphasis on overall total return.

INCOME & GROWTH FUND:

     * Primarily invests in dividend paying equity securities, convertible securities, and investment grade debt securities.

BALANCE SHEET OPPORTUNITIES FUND:

     *    Primarily invests in domestic debt and equity securities.

     * Adviser reviews various factors relating to an issuer, especially its financial statements, to determine whether debt or equity securities offer the best potential to meet the Fund's investment objectives.

DEBT SECURITIES

BALANCED FUND:

     * Invests 40% to 60% (target is 50%) of its assets in debt securities of any maturity issued by corporations, other business entities, the U.S. Government and its agencies and instrumentalities, and government sponsored enterprises.

     * May invest up to 35% of its net assets in zero coupon securities. May invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in Pilgrim Prime Rate Trust, a closed-end investment company advised by Pilgrim Investments.

INCOME & GROWTH FUND:

     * Invests at least 65% of its total assets in income-producing securities, which may include debt securities, convertible securities, preferred securities, and equity securities that normally pay dividends.

BALANCE SHEET OPPORTUNITIES FUND:

     * Invests at least 51% of its total assets in income-producing securities, which may include debt securities, convertible securities, preferred securities, and equity securities that normally pay dividends.

     *    May  invest  in  pay-in-kind   securities  and  discount  obligations,
          including zero coupon securities.

EQUITY SECURITIES

BALANCED FUND:

     * Assets not invested in debt are primarily invested in equity securities of large companies (over $5 billion) that the adviser believes are leaders in their industries. Adviser emphasizes a value approach, and seeks securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. May invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion.

INCOME & GROWTH FUND:

     *    May invest no more than 30% of its assets in convertible securities.

     *    Historically, has invested primarily in equity securities.

BALANCE SHEET OPPORTUNITIES FUND:

     * May invest in common stocks, preferred stocks, convertible securities and warrants, and other stock purchase rights.

HIGH YIELD DEBT SECURITIES

BALANCED FUND:

     * May invest up to 35% of its net assets in high yield debt securities (junk bonds) rated below investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. There is no minimum credit quality for the high yield debt securities in which it may invest.

BALANCE SHEET OPPORTUNITIES FUND:

     * May invest up to 50% of its assets in debt securities rated as low as "B" by Moody's or S&P (junk bonds).

FOREIGN SECURITIES

BALANCED FUND:

     *    May invest up to 20% of its total assets in foreign securities.

INCOME & GROWTH FUND:

     * May invest up to 20% of its net assets in foreign issuers, but only 10% of its net assets can be in securities that are not listed on a U.S. securities exchange.

BALANCE SHEET OPPORTUNITIES FUND:

     * May invest up to 20% of its net assets in foreign issuers, but only 10% of its net assets can be in securities that are not listed on a U.S. securities exchange.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of Income & Growth Fund and/or Balance Sheet Opportunities Fund that were transferred to Balanced Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Balanced Fund, and the realization of taxable gains or losses for the Fund.

COMPARISON  OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of June 30, 1999:

                                                                          Income &                   Balance Sheet
                                          Balanced Fund                 Growth Fund                Opportunities Fund
                                          -------------                 -----------                ------------------
Net Assets                                 $38,296,244                  $115,276,196                   $43,634,265
Number of Holdings                                 147                            88                            67
Average Credit Quality of Debt
  Securities                                        A2                            A2                          Baa3
Ratio of net income to average net
  assets (for 12 months ending
  06/30/99)                                      1.75%                         1.40%                         3.11%
Portfolio Turnover Rate                            63%                           73%                            4%
As a percentage of Net Assets:
  Equity Securities                                48%                           69%                           62%
  Foreign Securities                                0%                            2%                            0%
  Convertible Securities                            0%                            0%                            3%
  Preferred Securities                              0%                            0%                            5%
  Mortgage-Related Securities                       6%                            2%                            0%
  U.S. Government Securities                       12%                            0%                            0%
  Domestic Corporate Bonds                         14%                           23%                           10%
  Foreign Corporate Bonds                           3%                            0%                            8%
  Convertible Corporate Bonds                       0%                            0%                            6%
  Warrants                                          0%                            0%                            1%
  Investment Trusts                                 7%                            0%                            0%
  Short-term Investments                           10%                            4%                            5%

Top 5 Industries                    Investment Trust      7.7%  Financial              15.7%  Consumer Products  17.1%
  (as a % of Net Assets)            Financial             7.1%  Consumer Products      12.4%  Broadcasting       13.9%
                                    Communications        6.8%  Energy                 12.0%  Communications      8.8%
                                    Treasury Notes        6.7%  Communications         10.6%  Entertainment       5.8%
                                    Mortgage Backed       5.9%  Capital Goods           6.6%  Energy              8.5%

Top 10 Holdings                     Pilgrim Prime Rate          Halliburton Co.         4.7%  EchoStar
   (as a % of Net Assets)            Trust                4.7%  Avon Products, Inc.     3.0%   Communications    10.5%
                                    UST 5.75 8/03         3.0%  MCI                           Intracel Corp.      3.9%
                                    FHLMC E74572          2.9%    Communications,             Comcast Corp.       3.7%
                                    UST 5.50 8/28         2.4%    Inc.                  2.5%  Clear Channel
                                    Blackrock Strategic         First Union Corp.       2.3%   Communications     3.7%
                                      Term Trust          1.6%  IES Utilities Inc.      2.3%  CBS Radio, Inc.     3.7%
                                    FHLMC E00659          1.4%  International Business        Communications
                                    Blackrock 2001 Term           Machines              2.2%   Corp.              3.6%
                                      Trust               1.4%  Fleet Financial               Star Choice
                                    ICG Services          0.8%    Group, Inc.           2.2%   Communications     3.6%
                                    Warner Lambert Co     0.8%  General Motors                Time Warner, Inc.   3.4%
                                    Hewlett Packard       0.8%    Acceptance Corp.      2.1%  Chancellor Media
                                                                Delphi Automotive              Corp.              3.3%
                                                                 Systems Corp.          1.7%  Unisite, Inc.       3.2%
                                                                Baker Hughes, Inc.      1.6%

RELATIVE PERFORMANCE

     The following table shows, for each calendar year since 1994, the average annual total return for (a) Class A Shares of Balanced Fund, (b) Class A shares of each of the Target Funds, (c) the Standard & Poor's Barra Value Index, (d) the Lehman Aggregate Bond Index, (e) the Lipper Balanced Fund Average and (f) a composite of securities indices (the "Composite Index"). Performance of the Funds in the table does not reflect the deduction of sales loads. The indices have an inherent performance advantage over the Balanced Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

                                                                   Lehman     Lipper
  Calendar                Income &   Balance Sheet   S&p Barra   Aggregate   Balanced
    Year       Balanced    Growth    Opportunities     Value        Bond       Fund      Composite
Period/ended   Fund(1)     Fund(2)      Fund(3)       Index(4)    Index(5)   Average(6)   Index(7)
------------   -------     -------      -------       --------    --------   ----------   --------
 12/31/94       (6.29)%    (3.56)%         --          (1.13)%     (2.92)%    (2.05)%      (0.59)%
 12/31/95       23.44%     21.33%          --          36.90%      18.47%     24.89%       30.16%
 12/31/96       16.39%     15.23%       10.54%         21.20%       3.63%     13.05%       14.90%
 12/31/97       20.50%     15.56%       24.31%         29.94%       9.65%     20.30%       23.90%
 12/31/98       23.34%      5.76%        5.19%         14.66%       8.69%     15.09%       20.90%
  9/30/99(8)     2.58%      1.15%        7.34%          3.40%      (0.70)%     1.77%        1.48%

----------
(1) Prior to May 24, 1999, a different adviser managed Balanced Fund and the Fund's policies targeted an allocation of 60% of net assets to equities rather than the current 50%.

(2)  Income & Growth Fund commenced operations on November 8, 1993.

(3)  Balance Sheet Opportunities Fund commenced operations on June 5, 1995.

(4) The Standard & Poor's Barra Value Index is a capitalization-weighted index of all stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the Standard & Poor's Barra Value Index.

(5) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(6) The Lipper Balanced Fund Average measures the performance of balanced funds (funds that seek income balanced with capital appreciation).

(7) The Composite Index consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Corporate Bond Index.

(8)  Not annualized.

COMPARISON OF THE RISKS OF INVESTING IN THE FUNDS

     Because the Funds share similar investment objectives and policies, many of the risks of investing in Balanced Fund are substantially similar to the risks of investing in the Target Funds. The principal risk of an investment in each of the Funds is fluctuation in the net asset value of the Fund's shares. Market conditions, financial conditions of issuers represented in the portfolio, investment policies, portfolio management, and other factors affect such fluctuations.

     The Target Funds and Balanced Fund are subject to risks associated with investing in debt and equity securities, including market risks, changes in interest rates, credit risks, prepayment risks, liquidity risks, price volatility risks, market trends risks, risk of investing in foreign securities, and risks of using derivatives, as described below.

     * The value of each Fund's investments may fall as the prices of its investments go up or down. The equity portion of each Fund's portfolio is subject to market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Since the Balanced Fund normally has a somewhat smaller commitment to equities than the Income & Growth Fund and the Balance Sheet Opportunities Fund, it will have somewhat less exposure to the risks of the equities markets, and somewhat less potential for growth from equities.

     * From time to time, the stock market may not favor the large company value securities in which each of the Funds may invest. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all. Each Fund is subject to this risk.

     * With respect to the fixed income (debt) portion of each Fund's portfolio, the value of those investments may fall when interest rates rise. Each of the Funds may be particularly sensitive to changes in interest rates because they invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Each of the Funds may invest in zero coupon securities, which are particularly sensitive to changes in interest rates. Since the Balanced Fund = normally has a somewhat greater commitment to debt securities than the Income & Growth Fund and the Balance Sheet Opportunities Fund, it will have somewhat greater exposure to the risks of investing in debt securities, including changes in interest rates and credit risks, as described below.

     * Each Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Generally, Balanced Fund and Balance Sheet Opportunities Fund normally are subject to more credit risk than the Income & Growth Fund, because they may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The debt portion of the Income & Growth Fund, on the other hand, normally is subject to less credit risk than other income funds that emphasize corporate bonds because its debt investments are principally in securities issued or guaranteed by the U.S. government, its agencies and governments sponsored enterprises, or other high quality money market instruments. Obligations of some U.S. government agencies, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the U.S. Government. Consequently, there are greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

     * Each of the Funds may invest in foreign securities (although this is not a principal strategy of the Income & Growth Fund), which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

     * The high yield securities in which Balanced Fund and Balance Sheet Opportunities Fund may invest may be less liquid than higher quality investments. These Funds could lose money if they cannot sell a security at the time and price that would be most beneficial to these Funds. Similarly, each of these Fund's investments in foreign securities could be less liquid than investments in U.S. securities.

     * Each of the Funds may employ the use of derivative instruments. Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of derivatives may reduce returns for the Funds.

COMPARISON OF SECURITIES AND INVESTMENT TECHNIQUES

     The following is a summary of the types of securities in which the Funds may invest and strategies the Funds may employ in pursuit of their investment objectives. As with any security, an investment in a Fund's shares involves certain risks, including loss of principal. The Funds are subject to varying degrees of financial, market and credit risk. An investment in any of the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

     EQUITY SECURITIES. Each of the Funds invests a portion of its assets in equity securities and securities with equity characteristics, such as common stocks, preferred stocks, convertible securities and warrants and other stock purchase rights. Balanced Fund's equity investments are normally in large companies that Pilgrim Investments believes are leaders in their industries. Pilgrim Investments considers a company to be a large company if it has market capitalization of over $5 billion. Balanced Fund may also invest to a limited degree in companies that have a market capitalization between $1 billion and $5 billion. For Balanced Fund, Pilgrim Investments emphasizes a value approach, and seeks securities whose prices in relation to projected earnings are believed to be reasonable in comparison to the market. Income & Growth Fund normally invests in equity securities of larger companies that have historically paid dividends.

     HIGH YIELD SECURITIES. Balanced Fund and Balance Sheet Opportunities Fund may invest in junk bonds, which are high yield/high risk debt securities that are rated below investment grade by a nationally recognized statistical rating organization or of comparable quality if not rated. Balanced Fund may invest up to 35% of its assets in junk bonds. There is no minimum credit quality for the junk bonds in which Balanced Fund may invest. Balance Sheet Opportunities Fund may hold up to 50% of its assets in junk bonds rated as low as B by Moody's or S&P. Income & Growth Fund does not invest in junk bonds as a principal investment strategy.

     Junk bonds generally provide greater income and increased opportunity for capital appreciation than higher quality debt securities, but they also typically entail greater potential credit risk and price volatility. Junk bonds are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of junk bonds tend to be more sensitive to adverse economic downturns or individual corporate developments than higher-rated investments. The market prices of junk bonds structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. Junk bonds are generally less liquid than higher grade bonds. Less liquidity could adversely affect the price at which a Fund could sell a junk bond, and could adversely affect the daily net asset value of the Fund's shares. At times of less liquidity, it may be more difficult to value junk bonds.

     MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. Each of the Funds may invest in mortgage-related securities. Investments in mortgage-related securities involve certain risks. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline, and may decline more rapidly as the underlying mortgages are less likely to be prepaid; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The mortgage loans underlying a mortgage-backed security will be subject to normal principal amortization, and may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages may increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Further, during periods that interest rates are low, prepaid amounts would be reinvested in low yielding instruments.


     Balanced Fund also may invest in non-mortgage-related asset-backed securities which include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured. The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

     FOREIGN SECURITIES. Balanced Fund may invest up to 20% of its total assets in foreign securities. Income & Growth Fund and Balance Sheet Opportunities Fund may invest up to 20% of their net assets in foreign issuers, but only 10% of their net assets may be invested in foreign securities that are not listed on a U.S. securities exchange.

     There are risks in owning foreign securities, including: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to U.S. companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     ZERO COUPON SECURITIES. Each of the Funds may invest in zero coupon securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, including zero coupon Treasury securities which consist of Treasury bills or stripped interest or principal components of U.S. Treasury bonds or notes. Balanced Fund's investments in these securities is limited to 35% of its net assets. Zero coupon securities are sold at (a usually substantial) discount from face value and redeemed at face value at their maturity date without interim cash payments of interest and principal. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have a similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

     ILLIQUID SECURITIES. Each of the Funds may invest up to 15% of their net assets in illiquid securities, but has no percentage limit on restricted securities that are liquid. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which it is carried. Illiquidity might prevent the sale of the security at a time when the adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

     USE OF DERIVATIVES. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives usually take the form of a contract to buy or sell an asset or commodity either now or in the future, but mortgage and other asset-backed securities (described above) may also be considered derivatives. Balanced Fund may use options, futures contracts and interest rate and currency swaps as hedging techniques. Income & Growth Fund and Balance Sheet Opportunities Fund may invest in exchange-traded or over-the-counter derivatives, including options, futures contracts, options on futures, and forward contracts for a variety of purposes.

     A risk of using financial futures contracts for hedging purposes is that the adviser might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities and the futures contract.

     CORPORATE DEBT SECURITIES. Each of the Funds may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity (market risk). When interest rates decline, the value of the debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

     FLOATING OR VARIABLE RATE INSTRUMENTS. Each of the Funds may purchase floating or variable rate bonds, which normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.).

                         COMPARISON OF FEES AND EXPENSES

     The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Funds. It is expected that combining the Funds will allow the shareholders of the Funds to realize economies of scale. For further information on the fees and expenses of the Balanced Fund, see "Appendix B Additional Information Regarding Pilgrim Balanced Fund."

OPERATING EXPENSES

     The operating expenses of Balanced Fund, expressed as a ratio of expenses to average daily net assets ("expense ratio") (as adjusted for contractual changes), are lower than those of the Target Funds giving effect to the expense limitation agreement described below.

     * For the year ending June 30, 1999, the net expenses for Class A, Class B and Class C shares of Balanced Fund are 0.05%, 0.12% and 0.09% lower than those of the same classes of the Income & Growth Fund.


     * For the year ending June 30, 1999, the net expenses for Class A, Class B and Class C shares of Balanced Fund are 0.17%, 0.24% and 0.22% lower than those of the same classes of the Balance Sheet Opportunities Fund.

MANAGEMENT FEE

     The Income & Growth Fund and the Balanced Fund each have a management fee of 0.75%. Unlike the Balanced Fund, however, the Income & Growth Fund's management fee is subject to a breakpoint fee structure. The Income & Growth Fund's management fee of 0.75% is reduced on assets in excess of $250 million based on the following schedule:

     * 0.75% on the first $250 million 0.70% on the next $250 million 0.65% on the next $250 million 0.60% on the next $250 million 0.55% on assets over $1 billion

     *    The Balance Sheet Opportunities Fund's management fee is 0.65%.

DISTRIBUTION AND SERVICE FEES

     The distribution and service (12b-1) fees of the Target Funds are the same as those of the Balanced Fund, except that the 12b-1 fees for the Class A Shares of the Balanced Fund are 0.05% higher than those of the Target Funds.

EXPENSE LIMITATION

     As mentioned above, an expense limitation arrangement is in place for Balanced Fund, under which Pilgrim Investments limits the ordinary operating expenses borne by that Fund. Without this expense limitation arrangement, the expense ratio for each Class of Balanced Fund (as adjusted for contractual changes) would have been higher than the expense ratio for the same Class of the Target Funds. For the year ended June 30, 1999, for example, the expense ratio for Class A shares would have been 1.61% for Balanced Fund compared to 1.40% for Income & Growth Fund and 1.52% for Balance Sheet Opportunities Fund. This information and similar information for the other Classes is shown in the table below entitled, "Annual Fund Operating Expenses." The current expense limitation agreement for the Balanced Fund provides that it will remain in effect through at least October 31, 2001.

EXPENSE TABLE

     The current expenses of each Fund, and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are annualized based upon the operating expenses incurred by the Class A, Class B, Class C and Class T Shares for the period ended June 30, 1999 (as adjusted for contractual changes). PRO FORMA fees show estimated fees of the Balanced Fund after giving effect to the proposed reorganization.

                         ANNUAL FUND OPERATING EXPENSES
        (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                          Distribution
                                              and
                                          Shareholder                Total Fund
                             Management    Servicing        Other    Operating    Fee Waiver     Net Fund
                                Fees     (12b-1)fees(2)   Expenses    Expenses   by Adviser(3)   Expenses
                                ----     --------------   --------    --------   -------------   --------
CLASS A
  Balanced Fund                 0.75%         0.35%         0.51%       1.61%        (0.26)%       1.35%
  Income & Growth Fund          0.75%         0.30%         0.35%       1.40%           --           --
  Balance Sheet
   Opportunities Fund           0.65%         0.30%         0.57%       1.52%           --           --
  Pro Forma                     0.75%         0.35%         0.25%       1.35%           --         1.35%

CLASS B
  Balanced Fund                 0.75%         1.00%         0.51%       2.26%        (0.26)%       2.00%
  Income & Growth Fund          0.75%         1.00%         0.37%       2.12%           --           --
  Balance Sheet
   Opportunities Fund           0.65%         1.00%         0.59%       2.24%           --           --
  Pro Forma                     0.75%         1.00%         0.25%       2.00%           --         2.00%

CLASS C
  Balanced Fund                 0.75%         1.00%         0.51%       2.26%        (0.26)%       2.00%
  Income & Growth Fund          0.75%         1.00%         0.34%       2.09%           --           --
  Balance Sheet
   Opportunities Fund           0.65%         1.00%         0.57%       2.22%           --           --
  Pro Forma                     0.75%         1.00%         0.25%       2.00%           --         2.00%

CLASS T
  Balance Sheet
   Opportunities Fund (only)    0.65%         0.75%         0.54%       1.94%           --           --
  Pro Forma                     0.75%         0.75%         0.25%       1.75%           --         1.75%


----------
(1) The Balanced Fund's fiscal year ends on June 30 while the Income & Growth Fund's fiscal year ends on October 31 and the Balance Sheet Opportunities Fund's fiscal year ends on December 31. To compare the expenses of the Funds, expenses are shown for each Fund and on a pro forma basis based upon expenses incurred by each Fund for the 12 months ended June 30, 1999, as adjusted for contractual changes.

(2) As a result of distribution (Rule 12b-1) fees, a long term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc. (NASD).

(3) Pilgrim Investments has entered into an expense limitation agreement that limits expenses (excluding interest, taxes, brokerage and extraordinary expenses) for Balanced Fund to 1.35%, 2.00%, 2.00% and 1.75% for Class A, Class B, Class C and Class T shares, respectively, subject to possible later recoupment. Pilgrim Investments has agreed that the expense limitations shown in the table will apply to Balanced Fund until at least October 31, 2001.

EXAMPLES

     The examples are intended to help you compare the cost of investing in the each of the Funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown; your actual costs may be higher or lower.

                         Balanced Fund                        Income & Growth Fund
                             Class                                   Class
            --------------------------------------   -------------------------------------
               A          B         C         T         A         B         C         T
            -------    -------   -------   -------   -------   -------   -------   -------
1 year      $  705     $  703    $  303      N/A     $  709    $  715    $  312      N/A
3 years      1,005        955       655      N/A        993       964       655      N/A
5 years      1,353      1,361     1,161      N/A      1,297     1,339     1,124      N/A
10 years     2,334      2,389*    2,554      N/A      2,158     2,268*    2,421      N/A

                                                                   Pro Forma:
               Balance Sheet Opportunities Fund               the Funds Combined**
                             Class                                   Class
            --------------------------------------   -------------------------------------
               A          B         C         T         A         B         C         T
            -------    -------   -------   -------   -------   -------   -------   -------
1 year      $  721     $  727    $  325    $  597    $  702    $  700    $  300    $  575
3 years      1,028      1,000       694       809       969       918       618       742
5 years      1,356      1,400     1,190     1,047     1,257     1,262     1,062       933
10 years     2,283      2,394*    2,554     2,156*    2,074     2,128*    2,296     1,925*

     You would pay the following expenses if you did not redeem your shares:

                         Balanced Fund                        Income & Growth Fund
                             Class                                   Class
            --------------------------------------   -------------------------------------
               A          B         C         T         A         B         C         T
            -------    -------   -------   -------   -------   -------   -------   -------
1 year      $  705     $  203    $  203      N/A     $  709    $  215    $  212      N/A
3 years      1,005        655       655      N/A        993       664       655      N/A
5 years      1,353      1,161     1,161      N/A      1,297     1,139     1,124      N/A
10 years     2,334      2,389*    2,554      N/A      2,158     2,268*    2,421      N/A

                                                                   Pro Forma:
               Balance Sheet Opportunities Fund               the Funds Combined**
                             Class                                   Class
            --------------------------------------   -------------------------------------
               A          B         C         T         A         B         C         T
            -------    -------   -------   -------   -------   -------   -------   -------
1 year      $  721     $  227    $  225    $  197    $  702    $  200    $  200    $  175
3 years      1,028        700       694       609       969       618       618       542
5 years      1,356      1,200     1,190     1,047     1,257     1,062     1,062       933
10 years     2,283      2,394*    2,554     2,156*    2,074     2,128*    2,296     1,925*

----------
* The ten year calculations for Class B and Class T Shares assume conversion of the Class B and Class T Shares to Class A Shares at the end of the eighth year following the date of purchase.

**   Estimated.

EXPENSE LIMITATION ARRANGEMENTS

     Pilgrim Investments has entered into an expense limitation agreement with respect to Balanced Fund, pursuant to which Pilgrim Investments has agreed to waive or limit its fees and to assume other expenses through at least October 31, 2001 so that the total annual ordinary operating expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, expenses of any counsel or other persons or services retained by the Fund's trustees who are not "interested persons" of Pilgrim Investments) do not exceed 1.35%, 2.00%, 2.00% and 1.75% for Class A, B, C and T shares, respectively. Balanced Fund will in later years reimburse Pilgrim Investments for fees deferred or other expenses paid during the previous 36 months, but only if, after such reimbursement, the operating expenses for the Fund are less than the percentage limitation set forth above for any such year.

GENERAL INFORMATION

     Class A, Class B, Class C and Class T shares of the Balanced Fund issued to a shareholder in connection with the Reorganization will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of the Income & Growth Fund or the Balance Sheet Opportunities Fund held by that shareholder immediately prior to the Reorganization.

     In addition, the period that the shareholder held shares of the Target Funds will be included in the holding period of the Balanced Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B and Class T shares of the Balanced Fund issued to a shareholder in connection with the Reorganization that were purchased prior to November 1, 1999, will convert to Class A shares eight years after the date that the corresponding Class B or Class T shares of the Target Funds were purchased by the shareholder. Purchases of shares of the Balanced Fund after the Reorganization will be subject to the sales load structure described in the table below for the Balanced Fund. This is the same sales load structure that is currently in effect for the Target Funds.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                   Class A   Class B    Class C    Class T
                                                   -------   -------    -------    -------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)              5.75%(1)    None        None      None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or redemption proceeds)                    None (2)    5.00%(3)    1.00%(4)  4.00%(5)

Neither the Balanced Fund nor the Target Funds have any redemption fees, exchange fees or sales charges on reinvested dividends.

(1) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in Appendix B.

(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in Appendix B.

(3)  The fee has scheduled reductions after the first year. See "Class B Shares:
     Deferred Sales Charge Alternative" in Appendix B and "Deferred Sales Charges" in the Pilgrim Prospectus.

(4)  Imposed upon redemptions within 1 year from purchase.

(5)  Imposed upon redemptions within 4 years from purchase.

SPECIAL RULES FOR SHARES OF THE INCOME & GROWTH FUND AND THE BALANCE SHEET OPPORTUNITIES FUND PURCHASED PRIOR TO NOVEMBER 1, 1999

     Prior to November 1, 1999, the contingent deferred sales charge on purchases of Class A shares of Target Funds in excess of $1 million was different than the contingent deferred sales charge on similar purchases of the Balanced Fund. Shareholders of the Target Funds that purchased Class A shares subject to a contingent deferred sales charge prior to November 1, 1999 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before and after November 1, 1999 were as follows:

                                                           Time Period During
                                          CDSC             Which CDSC Applies
                              -----------------------    -----------------------
                              11/01/1999     Before      11/01/1999     Before
                               and After   11/01/1999    and After    11/01/1999
                               ---------   ----------    ---------    ----------
CDSC on Purchases of:
   $1,000,000 to $2,499,999      1.00%        1.00%      24 months    18 Months
   $2,500,000 to $4,999,999      0.50%        0.50%      12 months    18 Months
   $5,000,000 and over           0.25%        0.25%      12 months    18 Months

     In addition, prior to November 1, 1999, the contingent deferred sales charge on purchases of Class B shares of the Target Funds was different than the contingent deferred sales charge on similar purchases of the Balanced Fund. Shareholders of Target Funds that purchased Class B shares subject to a contingent deferred sales charge prior to November 1, 1999 will continue to be subject to the contingent deferred sales charge in place when those shares were purchased. The contingent deferred sales charge on such purchases before and after November 1, 1999 were as follows:

                                             CDSC On Shares Being Sold
                                            ----------------------------
                                            11/01/1999          Before
 Years After Purchase                       and After         11/01/1999
 --------------------                       ---------         ----------
 1st Year                                       5%                5%
 2nd Year                                       4%                4%
 3rd year                                       3%                3%
 4th Year                                       3%                2%
 5th Year                                       2%                2%
 6th Year                                       1%               --
 After 6th Year                                --                --

                   ADDITIONAL INFORMATION ABOUT BALANCED FUND

INVESTMENT PERSONNEL

     The following individuals share responsibility for the day-to-day management of Balanced Fund:

     * G. David Underwood, Vice President and Senior Portfolio Manager for Pilgrim Investments, has served as Senior Portfolio Manager of the equity portion of Balanced Fund's assets since May 24, 1999. Prior to joining Pilgrim Investments in December 1996, Mr. Underwood served as Director of Funds Management for First Interstate Capital Management. Mr. Underwood's prior experience includes a 10 year association with Integra Trust Company of Pittsburgh where he served as Director of Research and Senior Portfolio Manager.

     * Kevin G. Mathews, Senior Vice President and Senior Portfolio Manager of Pilgrim Investments, has served as Senior Portfolio Manager of the fixed income portion of Balanced Fund's assets since May 24, 1999. Mr. Mathews has served as Portfolio Manager of other funds within the Pilgrim Funds since 1995. Prior to joining Pilgrim Investments, Mr. Mathews was a Vice President and Senior Portfolio Manager with Van Kampen American Capital.

     * Robert K. Kinsey, Vice President of Pilgrim Investments, has served as a Portfolio Manager of the fixed income portion of Balanced Fund's assets since May 24, 1999. Prior to joining Pilgrim Investments, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

PERFORMANCE OF BALANCED FUND

     The bar chart and table that follow provide an indication of the risks of investing in Balanced Fund by showing (on a calendar year basis) changes in Balanced Fund's annual total return from year to year and by showing (on a calendar year basis) how Balanced Fund's average annual returns for one year, five years and since inception compare to those of the Standard & Poor's Barra Value Index, the Lehman Aggregate Bond Index, the Lipper Balanced Fund Average and the Composite Index. The information in the bar chart is based on the performance of the Class A shares of Balanced Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. Prior to May 24, 1999, a firm other than Pilgrim Investments managed the Balanced Fund. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                         CALENDAR YEAR-BY-YEAR RETURNS*

               1994      1995      1996      1997      1998
               ----      ----      ----      ----      ----
              -6.29%    23.44%    16.39%    20.50%    23.34%

----------
* During the period shown in the chart, the Fund's best quarterly performance was 14.44% for the quarter ended September 30, 1997, and the Fund's worst quarterly performance was -5.88% for the quarter ended June 30, 1994. For the period January 1, 1999 through September 30, 1999, the total return of the Balanced Fund was 2.58%.

     The table below shows what the average annual total returns of Balanced Fund would equal if you averaged out actual performance over various lengths of time, compared to the S&P Barra Value Index, the Lehman Aggregate Bond Index, the Lipper Balanced Fund Average and the Composite Index. The indices have an inherent performance advantage over the Balanced Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Balanced Fund's performance reflected in the table assumes the deduction of the maximum sales charge in all cases.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                                          Since         Since
                                                       Inception of   Inception
                                                     Classes A and C  of Class B
                                  1 Year   5 Years      (4/19/93)     (5/31/95)
                                  ------   -------      ---------     ---------
Balanced Fund Class A (1)          16.26%   13.52%        14.25%           --
Balanced Fund Class B (2)          17.80%      --            --         18.75%
Balanced Fund Class C (3)          21.52%   14.14%        14.75%           --

S&P Barra Value Index (4)          14.66%   19.42%        17.62%        22.75%
Lehman Aggregate Bond Index (5)     8.69%    7.27%         7.12%         8.12%
Lipper Balanced Fund Average (6)   15.09%   13.87%        13.55%        16.93%
Composite Index (7)                20.93%   17.34%        15.27%        20.48%

----------
(1)  Reflects deduction of sales charge of 5.75%.

(2) Reflects deduction of deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)  Reflects deduction of a deferred sales charge of 1% for the 1 year return.

(4) The Standard & Poor's Barra Value Index is a capitalization-weighted index of all stocks in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the Standard & Poor's Barra Value Index.

(5) The Lehman Aggregate Bond Index is an unmanaged index that measures the performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(6) The Lipper Balanced Fund Average measures the performance of balanced funds (funds that seek current income balanced with capital appreciation).

(7) The Composite Index consists of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Corporate Bond Index.

     The table below shows the performance of Balanced Fund if sales charges are not reflected.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 1998

                                                          Since         Since
                                                       Inception of   Inception
                                                     Classes A and C  of Class B
                                  1 Year   5 Years      (4/19/93)     (5/31/95)
                                  ------   -------      ---------     ---------
 Balanced Fund Class A            23.35%    14.88%        15.44%           --
 Balanced Fund Class B            22.80%       --            --         19.28%
 Balanced Fund Class C            22.49%    14.14%        14.75%           --

     Additional information about Balanced Fund is included in Appendix B to this Proxy/Prospectus.

                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENTS. The Reorganization Agreements provide for the transfer of all of the assets and liabilities of the Target Funds to the Balanced Fund in exchange for shares in the Balanced Fund. The Target Funds will distribute the shares of the Balanced Fund received in the exchange to the shareholders of the Target Funds and then each of the Target Funds will be liquidated.

     After the Reorganization, each shareholder of each of the Target Funds will own shares in the Balanced Fund having an aggregate value equal to the aggregate value of each respective class of shares in either the Income & Growth Fund or the Balance Sheet Opportunities Fund, as applicable, held by that shareholder as of the close of business on the business day preceding the Closing. Shareholders of Class A, B, C or T shares of the Target Funds will receive shares of the corresponding Class of the Balanced Fund. In the interest of economy and convenience, shares of the Balanced Fund generally will not be represented by physical certificates.

     In the event that the shareholders of only one of the Target Funds were to approve the Reorganization, the Target Fund approving the Reorganization would be reorganized into the Balanced Fund. The Target Fund not approving the Reorganization may continue to operate as a separate entity.

     Until the Closing, shareholders of the Target Funds will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Balanced Fund for the redemption of its shares received by the shareholder in the Reorganization.

     The obligations of the Funds under the Reorganization Agreements are subject to various conditions, including approval of the shareholders of each of the Target Funds. The Reorganization Agreements also require that all of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreements may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, please refer to the Reorganization Agreements at Appendix A.

     REASONS FOR THE REORGANIZATION. On October 29, 1999, the parent company of Pilgrim Advisors, formerly Northstar Investment Management Corporation, acquired Pilgrim Capital Corporation. Pilgrim Capital Corporation is the parent to Pilgrim Investments - investment manager to a group of funds that are called the Pilgrim Funds. As a result of that transaction, Pilgrim Investments and Pilgrim Advisors are now affiliated subsidiaries of the same holding company. Additionally each Northstar Fund changed its name so that it is now called "Pilgrim." Many of the mutual funds advised by Pilgrim Advisors and Pilgrim Investments share similar investment objectives, strategies and risks. Because the Balanced Fund may invest in substantially the same types of securities as the Target Funds, the three Funds would be duplicative in the same group of funds. This could impede the ability of one or more of the Funds to attract sufficient assets in the future to enjoy reduced expenses per share from economies of scale. It was determined that the Funds should be reorganized to realize economic efficiencies that would benefit the shareholders of each of the Funds by spreading costs across a larger, combined asset base.

     The proposed Reorganization was presented to the Boards of Trustees of the Target Funds for consideration and approval at a meeting on November 16, 1999. For the reasons discussed below, the Trustees, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Target Funds, determined that the interests of the shareholders of the Target Funds will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of the Target Funds and their shareholders.

     The Reorganization will allow the Target Funds' shareholders to continue to participate in a professionally-managed portfolio which seeks to achieve its objective of long-term capital appreciation and current income. As Class A,

Class B, Class C and Class T shareholders of the Balanced Fund, these shareholders will continue to be able to exchange into other mutual funds in the larger Pilgrim Funds that offer the same class of shares in which such shareholder is currently invested. A list of the current Pilgrim Funds, and their available classes, is attached as Appendix D.

     BOARD CONSIDERATION. The Board of Trustees of the Pilgrim Mayflower Trust, on behalf of the Income & Growth Fund, and the Balance Sheet Opportunities Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     (1) expense ratios and information regarding fees and expenses of the Target Funds and the Balanced Fund, including the expense limitation arrangements offered by Pilgrim Investments;

     (2) elimination of duplication of costs, market confusion and inefficiencies of having three similar funds;

     (3) shareholders who purchased shares of the Target Funds prior to November 1, 1999 would retain the sales charge structure in place prior to that date;

     (4) estimates that show that combining the Funds would result in lower expense ratios because of economies of scale;

     (5) the Reorganization would not dilute the interests of the Target Funds' current shareholders;

     (6) the relative investment performance and risks of the Balanced Fund as compared to the Target Funds;

     (7) the similarity of Balanced Fund's investment objectives, policies and restrictions with those of the Target Funds and the fact that the Funds are duplicative within the overall group of funds;

     (8) the tax-free nature of the Reorganization to the Target Funds and their shareholders.

     The Board of Trustees also considered the future potential benefits to Pilgrim Investments in that its costs to limit the expenses of Balanced Fund are likely to be reduced if the Reorganization is approved.

THE TRUSTEES OF THE PILGRIM MAYFLOWER TRUST, ON BEHALF OF INCOME & GROWTH FUND, AND THE BALANCE SHEET OPPORTUNITIES FUND EACH RECOMMEND THAT SHAREHOLDERS OF THE TARGET FUNDS APPROVE THE REORGANIZATION WITH THE BALANCED FUND.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Target Funds nor their shareholders nor the Balanced Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert Price & Rhoads to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, each Target Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of that Target Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Target Funds' shareholders.

     EXPENSES OF THE REORGANIZATION. The Funds will bear the expenses relating to the proposed Reorganization including but not limited to the costs of the proxy solicitation, which will be allocated ratably on the basis of their relative net asset values immediately before Closing.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. Balanced Fund is a series of Pilgrim Mutual Funds, which is a Delaware business trust. Pilgrim Mutual Funds also offers other series, which are not involved in this Reorganization. Income & Growth Fund is a series of Pilgrim Mayflower Trust, which is a Massachusetts business trust. Balance Sheet Opportunities Fund is also a Massachusetts business trust. Pilgrim Mutual Funds, Pilgrim Mayflower Trust and Balance Sheet Opportunities Fund are each governed by a Board of Trustees. Pilgrim Mayflower Trust has nine Trustees, Balance Sheet Opportunities Fund has twelve Trustees, and Pilgrim Mutual Funds has thirteen Trustees. The nine trustees of the Pilgrim Mayflower Trust also serve on the Boards of Pilgrim Mutual Funds and Balance Sheet Opportunities Fund. The twelve trustees of the Balance Sheet Opportunities Fund also serve on the Board of Pilgrim Mutual Funds.

     DISTRIBUTOR. Pilgrim Securities, Inc. (the "Distributor"), whose address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, is the principal distributor for Balanced Fund and the Target Funds. Formerly, Northstar Distributors, Inc. served as distributor for the Target Funds. However, on November 16, 1999, Northstar Distributors, Inc. merged with the Distributor.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund pays dividends from net investment income and net capital gains, if any, on a quarterly basis. For each Fund, dividends and distributions are determined on a class basis. Dividends and distributions of the Balanced Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreements are approved by the Target Funds' shareholders, then as soon as practicable before the Closing, the Target Funds will pay their shareholders a cash distribution of all undistributed 1999 net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Target Funds and Balanced Fund as of June 30, 1999 and on a PRO FORMA basis as of June 30, 1999 giving effect to the
Reorganization:

                                                  Net Asset Value      Shares
                                  Net Assets         Per Share       Outstanding
                                  ----------         ---------       -----------
BALANCED FUND
    Class A                      $   9,618,676         $  19.23         500,291
    Class B                      $   7,157,205         $  20.59         347,552
    Class C                      $  21,330,586         $  18.53       1,150,957
    Class T                            N/A               N/A               N/A

INCOME & GROWTH FUND
    Class A                      $  44,185,207         $  12.00       3,683,044
    Class B                      $  47,972,153         $  11.98       4,004,074
    Class C                      $  23,118,836         $  11.96       1,933,312
    Class T                            N/A               N/A               N/A

BALANCE SHEET OPPORTUNITIES FUND
    Class A                      $  17,685,927         $  13.34       1,325,589
    Class B                      $   5,178,874         $  13.28         389,829
    Class C                      $     653,349         $  13.32          49,068
    Class T                      $  20,116,115         $  13.40       1,501,011

PRO FORMA -- BALANCED FUND INCLUDING TARGET FUNDS
    Class A                      $  71,489,810         $  19.23       3,717,619
    Class B                      $  60,308,232         $  20.59       2,929,006
    Class C                      $  45,102,771         $  18.53       2,434,041
    Class T                      $  20,116,115         $  18.64       1,079,191

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about February 8, 2000. Shareholders of the Target Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Pilgrim Advisors and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Target Funds have retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Shareholders of the Target Funds may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Income & Growth Fund or Balance Sheet Opportunities Fund, as applicable, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to each Board of Trustees of the Target Funds that may be presented at the Meeting.

VOTING RIGHTS

     Shareholders of Income & Growth Fund and Balance Sheet Opportunities Fund are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have noncumulative voting rights and no preemptive or subscription rights.

     Shareholders of the Income & Growth Fund and the Balance Sheet Opportunities Fund at the close of business on January 24, 2000 (the "Record Date") will be entitled to be present and give voting instructions for the Target Funds at the Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 3,278,254 shares of the Balance Sheet Opportunities Fund were outstanding and entitled to vote and 8,918,949 shares of the Income & Growth Fund were outstanding and entitled to vote.

     Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of both the Income & Growth Fund and the Balance Sheet Opportunities Fund. In the event that the shareholders of only one of these Funds approve the Reorganization, that particular Fund whose shareholders approved the Reorganization would be reorganized into Balanced Fund. The Fund not approving the Reorganization may continue to operate as a separate entity.

     The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization. Prior to the Meeting, the Funds expect that broker-dealer firms holding their shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners.

     To the knowledge of Income & Growth Fund, as of December 1, 1999, no current Trustee of Income & Growth Fund owns 1% or more of the outstanding shares of the Fund and the officers and Trustees of Income & Growth Fund own, as a group, less than 1% of the shares of the Fund.

     To the knowledge of Balance Sheet Opportunities Fund, as of December 1, 1999, no current Trustee of Balance Sheet Opportunities Fund owns 1% or more of the outstanding shares of the Fund and the officers and Trustees of Balance Sheet Opportunities Fund own, as a group, less than 1% of the shares of the Fund.

     Appendix E hereto lists the persons that, as of November 22, 1999, owned beneficially, or of record 5% or more of the outstanding shares of any Class of the Target Funds or Balanced Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Target Funds do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Meeting , the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Target Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Target Funds' management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     Pilgrim Advisors will furnish, without charge, a copy of the most recent Annual Report regarding each of the Target Funds and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed to Pilgrim at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 or at (800) 992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                             /s/ James M. Hennessy

                                             James M. Hennessy, Secretary

February 8, 2000
40 North Central Avenue
Phoenix, AZ 85004

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 16th day of November, 1999, by and between Pilgrim Mutual Funds (the "Acquiring Company"), a Delaware business trust with its principal place of business at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, on behalf of Pilgrim Balanced Fund (the "Acquiring Fund"), a separate series of the Acquiring Company, and Pilgrim Mayflower Trust (the "Acquired Company"), a Massachusetts business trust with its principal place of business at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, on behalf of Pilgrim Income & Growth Fund (the "Acquired Fund"), a separate series of the Acquired Company.


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Company and the Acquiring Company are open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Acquiring Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

     WHEREAS, the Trustees of the Acquired Company, have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Acquiring Company, on behalf of the Acquiring Fund, presently intends to acquire all of the assets and assume all of the liabilities of Pilgrim Balance Sheet Opportunities Fund in a transaction substantially similar to the one set forth in this Agreement;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Company agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Declaration of Trust and then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Company's Board of Trustees.

     2.2 The net asset value of a Class A, Class B and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Declaration of Trust and then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Company's Board of Trustees.

     2.3 The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class T shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquiring Fund's designated record keeping agent.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 1, 2000, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Company or at such other time and/or place as the parties may agree.

     3.2 The Acquiring Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), shall direct the Custodian to deliver as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Company and Board of Trustees of the Acquired Company, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Company, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Fund is duly organized as a series of the Acquired Company, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Acquired Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

          (g) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Company (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph
3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Company, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

          (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Fund is duly organized as a series of the Acquiring Company, which is a business trust duly organized and validly existing under the laws of the State of Delaware with power under the Acquiring Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Acquiring Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 1999 have been audited by KPMG LLP, independent accountants, and is in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (i) Since June 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of

Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Company;

          (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to Acquiring Company or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the

Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Company will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Company (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Fund and the Acquiring Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquiring Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Company and the Acquiring Fund on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Company and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Company, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquired Company and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Company or the Acquired Fund on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Company's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Acquiring Company and Acquired Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert Price & Rhoads determines that the transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Acquiring Company and the Acquired Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company nor the Acquired Company may waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

     9.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be paid by the Acquired Fund and the Acquiring Fund pro rata based upon the relative net assets of the Funds as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Company and the Acquired Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by mutual agreement of the parties hereto or by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Company and the Acquiring Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B and Class C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Company or to the Acquired Company, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, attn: James M. Hennessy, in each case with a copy to Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Declaration of Trust of each party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each party as provided in the Declaration of Trust of each party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                    PILGRIM MUTUAL FUNDS on behalf of its
                                           BALANCED FUND series


/s/ James M. Hennessy                     By: /s/ Michael J. Roland
------------------------------                ----------------------------------
SECRETARY                                 Its: Principal Accounting Officer


Attest:                                    PILGRIM MAYFLOWER TRUST on behalf of
                                           THE PILGRIM INCOME & GROWTH FUND


/s/ James M. Hennessy                     By: /s/ Michael J. Roland
------------------------------                ----------------------------------
SECRETARY                                 Its: Principal Accounting Officer

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 16th day of November, 1999, by and between Pilgrim Mutual Funds (the "Acquiring Company"), a Delaware business trust with its principal place of business at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, on behalf of Pilgrim Balanced Fund (the "Acquiring Fund"), a separate series of the Acquiring Company, and Pilgrim Balance Sheet Opportunities Fund (the "Acquired Fund"), a Massachusetts business trust with its principal place of business at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class T voting shares of beneficial interest (no par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Company are open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Acquiring Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

     WHEREAS, the Trustees of the Acquired Fund have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     WHEREAS, the Acquiring Company, on behalf of the Acquiring Fund, presently intends to acquire all of the assets and assume all of the liabilities of Pilgrim Income & Growth Fund, a separate series of Pilgrim Mayflower Trust, in a transaction substantially similar to the one set forth in this Agreement; and

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class T Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class T Acquiring Fund Shares to be so credited to Class A, Class B, Class C and Class T Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class T shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C and Class T Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

     1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1 The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Declaration of Trust and then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Company's Board of Trustees.

     2.2 The net asset value of a Class A, Class B, Class C and Class T Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Declaration of Trust and then-current prospectus or statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Company's Board of Trustees.

     2.3 The number of the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C and Class T shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by the Acquiring Fund's designated record keeping agent.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 1, 2000, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Company or at such other time and/or place as the parties may agree.

     3.2 The Acquiring Company shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), shall direct the Custodian to deliver as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class T shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Company and Board of Trustees of the Acquired Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1 The Acquired Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Fund's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

          (g) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (j) Since December 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

          (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Fund could, under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

          (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Fund is duly organized as a series of the Acquiring Company, which is a business trust duly organized and validly existing under the laws of the State of Delaware with power under the Acquiring Company's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Acquiring Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Fund, are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Company's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 1999 have been audited by KPMG LLP, independent accountants, and is in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (i) Since June 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

          (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

          (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Company on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Company;

          (o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to the Acquiring Company or the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Class A, Class B, Class C and Class T Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Company (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C and Class T Acquiring Fund Shares received at the Closing.

     5.8 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund's election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Acquiring Company and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

     6.3 The Acquiring Company and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Company and the Acquiring Fund on or before the Closing Date; and

     6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund's election to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; 7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

     7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

     7.4 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date;

     7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of Dechert Price & Rhoads addressed to the Acquiring Company and Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert Price & Rhoads determines that the transaction contemplated by this Agreement does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert Price & Rhoads of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

     9.1 The Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be paid by the Acquired Fund and the Acquiring Fund pro rata based upon the relative net assets of the Funds as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Company and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

     This Agreement and the transactions contemplated hereby may be terminated and abandoned by mutual agreement of the parties hereto or by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Company; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A,

     Class B, Class C and Class T Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Company or to the Acquired Fund, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, attn: James M. Hennessy, in each case with a copy to Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Declaration of Trust of each party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each party as provided in the Declaration of Trust of each party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


Attest:                                 PILGRIM MUTUAL FUNDS on behalf of its
                                        BALANCED FUND series


/s/ James M. Hennessy                   By: /s/ Michael J. Roland
------------------------------              ------------------------------------
SECRETARY                               Its: Principal Accounting Officer


Attest:                                 PILGRIM BALANCE SHEET OPPORTUNITIES FUND


/s/ James M. Hennessy                   By: /s/ Michael J. Roland
------------------------------              ------------------------------------
SECRETARY                               Its: Principal Accounting Officer

                                                                      APPENDIX B

             ADDITIONAL INFORMATION REGARDING PILGRIM BALANCED FUND
                                  (THE "FUND")
                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS(TM)

     This Proxy Statement/Prospectus relates to four separate classes of the Pilgrim Balanced Fund: Class A, Class B, Class C and Class T, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution fee (Rule 12b-1) arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares issued to you in the Reorganization will be the same as those that applied to the shares of either the Income & Growth Fund or the Balance Sheet Opportunities Fund held by you immediately prior to the Reorganization, and the period that you held the shares of either the Income & Growth Fund or the Balance Sheet Opportunities Fund will be included in the holding period of the Balanced Fund shares for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of the shares of the Balanced Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The Balanced Fund also offers Class Q shares, which have different distribution fee arrangements than the Classes discussed in this Proxy Statement/Prospectus. The sales charges and fees for Class A, Class B, Class C and Class T shares are shown and contrasted in the chart below.


                                                  Class A    Class B     Class C     Class T(1)
                                                  -------    -------     -------     ----------
Maximum Initial Sales Charge on Purchases         5.75%(2)     None        None         None
CDSC                                              None(3)      5.00%(4)    1.00%(5)     4.00%(6)
Annual Service and Distribution (12b-1) Fee (7)   0.35%        1.00%       1.00%        0.65%
Maximum Purchase                                 Unlimited   $250,000    Unlimited    Unlimited
Automatic Conversion to Class A                    N/A       8 Years(8)     N/A       8 Years(8)

----------
(1) Class T shares are no longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T shares of another fund.

(2)  Imposed upon purchase. Reduced for purchases of $50,000 and over.

(3) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative."

(4) Imposed upon redemption within 6 years from purchase. Shares exchanged from the Target Funds are subject to CDSC until after the fifth year from purchase. Fee has scheduled reductions after the first year. See "Class B
     Shares: Deferred Sales Charge Alternative."

(5)  Imposed upon redemption within 1 year from purchase.

(6)  Imposed upon redemption within 4 years from purchase.

(7)  Annual asset-based distribution charge.

(8) Class B and Class T shares of the Balanced Fund issued to shareholders of the Target Funds in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B or Class T shares of the Target Funds, as applicable.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined.

     CLASS A SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A shares sales charges, see "Special Purchases without a Sales Charge" and "Reduced Sales Charges."

                         As a % of the   As a % of Net   Dealers' Reallowance as
Your Investment         Offering Price    Asset Value     a % of Offering Price
---------------         --------------    -----------     ---------------------
Less than $50,000            5.75%           6.10%                5.00%
$50,000 - $99,999            4.50%           4.71%                3.75%
$100,000 - $249,999          3.50%           3.63%                2.75%
$250,000 - $499,999          2.50%           2.56%                2.00%
$500,000 - $1,000,000        2.00%           2.04%                1.75%

     There is no initial sales charge on purchases of $1,000,000 or more. However, Pilgrim Securities, Inc. (the "Distributor") will pay Authorized Dealers of record commissions at the rates shown in the table below for investments subject to a CDSC. If shares are redeemed within one or two years of purchase, depending on the amount of the purchase, a CDSC will be imposed on certain redemptions as follows:

                                                                Period During
Your Investment                                  CDSC        Which CDSC Applies
---------------                                  ----        ------------------
$1,000,000 to $2,499,999                         1.00%             2 years
$2,500,000 to $4,999,999                         0.50%             1 year
$5,000,000 and over                              0.25%             1 year

     However, Class A shares of the Balanced Fund issued in connection with the Reorganization with respect to Class A shares of either of the Target Funds that were purchased prior to November 1, 1999 and were subject to a CDSC at the time of the Reorganization, will be subject to a CDSC of up to 1% from the date of purchase of the original shares of either of the Target Funds.

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund or other open-end funds in the Pilgrim funds which offer Class A shares, or shares with front-end sales charges ("Participating Funds") by completing the Letter of Intent section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter amount multiplied by the maximum sales charge imposed on purchases of the Fund and class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim funds (excluding Pilgrim Money Market Fund) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of the Balanced Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Statement of Additional Information for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares may be purchased at their NAV per share without a sales charge at the time of purchase. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to a distribution fee at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution fees of Class A shares. The higher distribution fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. In connection with sales of Class B shares, the Distributor compensates Authorized Dealers at a rate of 4% of purchase payments subject to a CDSC. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is determined as a percentage of the lesser of the NAV of the Class B shares at the time of purchase or redemption. No charge will be imposed for any net increase in the value of shares purchased during the preceding six years in excess of the purchase price of such shares or for shares acquired either by reinvestment of net investment income dividends or capital gain distributions. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed according to the following table:

 Year of Redemption After Purchase                          CDSC
----------------------------------                          ----
First                                                        5%
Second                                                       4%
Third                                                        3%
Fourth                                                       3%
Fifth                                                        2%
Sixth                                                        1%
After Sixth Year                                             0%

     However, Class B shares of the Balanced Fund issued in connection with the Reorganization with respect to Class B shares of the Target Funds that were purchased prior to November 1, 1999 and were subject to a CDSC at the time of the Reorganization will be subject to the CDSC in place when those shares were purchased.

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Balanced Fund issued in connection with the Reorganization with respect to Class B shares of the Target Funds that were held prior to November 1, 1999 will convert to Class A shares eight years after the purchase of the original shares of the Target Funds. For additional information on the CDSC and the conversion of Class B, see the Fund's Statement of Additional Information.

     CLASS C SHARES. Class C shares are offered at their net asset value per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The Distributor pays a commission of 1% to financial institutions that initiate purchases of Class C shares.

     CLASS T SHARES. Class T shares are only available to shareholders that previously held shares of Class T of the Balance Sheet Opportunities Fund, and may only be obtained by such shareholders by reinvesting dividends distributed to the Class T shareholders or by exchanging Class T shares from another fund within the Pilgrim Funds.


     Class T shares of the Fund are subject to a distribution fee at an annual rate of 0.65% of the average daily net assets of the Class.

     Class T shares will automatically convert into Class A shares approximately eight years after purchase, except that Class T shares of the Balanced Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of the Balance Sheet Opportunities Fund. For additional information about Class T shares, see the Pilgrim Prospectus and the Statement of Additional Information for the Pilgrim Funds.

     WAIVERS OF CDSC. The CDSC on Class A, Class B or Class C shares will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     1) The CDSC on Class A, Class B or Class C shares will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     2) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     3) The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at (800) 992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the Statement of Additional Information for the Fund for details or contact the Shareholder Servicing Agent at (800) 992-0180 for more information.

     RULE 12b-1. Plan The Fund has a distribution plan pursuant to Rule 12b-1 under the 1940 Act applicable to each class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, Class C and Class T shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                                 Servicing Fee             Distribution Fee
                                 -------------             ----------------
     Class A                         0.25%                      none
     Class B                         0.25%                      0.75%
     Class C                         0.25%                      0.75%
     Class T                         0.25%                      0.50%

        Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B, Class C or Class T shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for distribution and shareholder servicing as set forth below.

                                 Servicing Fee             Distribution Fee
                                 -------------             ----------------
     Class A                         0.25%                      0.00%
     Class B                         0.25%                      0.00%
     Class C                         0.25%                      0.75%
     Class T                         0.25%                      0.00%

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with Pilgrim Investments. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

     PURCHASING SHARES. The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000.00 ($250.00 for IRA's). The minimum initial investment in the Fund is $1,000 ($250 for IRAs), and the minimum for additional investment in the Fund is $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. Pilgrim Investments reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. New York City time) on each day that it is opened for business. Each class' NAV represents that class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities. The NAV per share of each class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. In other cases, securities are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations will be made by persons acting under the supervision of the Board. For information on valuing foreign securities, see the Fund's Statement of Additional Information.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at (800) 992-0181.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company ("IFTC") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern
Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at
(800) 992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. Pilgrim Investments reserves the right to prohibit excessive exchanges (more than four per year). Pilgrim Investments reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

     Shares of one class of the Fund may be exchanged for shares of any other open-end Pilgrim Fund without payment of any additional sales charge. In addition, Class T shares of any fund may be exchanged for Class B shares of the Pilgrim Money Market Fund. If you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim

     Fund should carefully review the Prospectus of that Fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

     You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL. Plan You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount in excess of $100 made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. For additional information, contact the Shareholder Servicing Agent at (800) 992-0180, or see the Fund's Statement of Additional Information.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the Securities and Exchange Commission. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

                             MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. Pilgrim Investments has overall responsibility for the management of the Fund. The Fund and Pilgrim Investments have entered into an agreement that requires Pilgrim Investments to provide or oversee all investment advisory and portfolio management services for the Fund. The agreement also requires Pilgrim Investments to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with Pilgrim Investments can be canceled by the Board of Directors of the Fund upon 60 days written notice. Organized in December 1994, Pilgrim Investments is registered as an investment adviser with the Securities and Exchange Commission. As of September 30, 1999, Pilgrim Investments managed over $7.7 billion in assets. Pilgrim Investments acquired certain assets of the previous advisers to certain of the Funds in separate transactions that closed on April 7, 1995 and May 24, 1999. Pilgrim Investments bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. Pilgrim Investments and the Distributor are indirect, wholly owned subsidiaries of ReliaStar Financial Corp. (NYSE: RLR) ("ReliaStar"). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education.

     In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that Pilgrim Investments may use its investment management fees or other resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares. The Distributor will, from time to time, pay to Authorized Dealers in connection with the sale or distribution of shares of the Fund material compensation, which includes, but is not limited to, cash, merchandise, trips and financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other open-end Pilgrim Funds and/or events sponsored by Authorized Dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. Salespersons and any other person entitled to receive any compensation for selling or servicing Fund shares may receive different compensation with respect to one particular class of shares over another in the Fund.

     SHAREHOLDER SERVICING AGENT. Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. Pilgrim Investments will place orders to execute securities transactions that are designed to implement the Balanced Fund's investment objectives and policies. Pilgrim Investments will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, Pilgrim Investments may consider brokerage and research services provided by a broker to Pilgrim Investments or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if Pilgrim Investments determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, Pilgrim Investments may place securities transactions with brokers that provide certain services to the Fund. Pilgrim Investments also may consider a broker's sale of Fund shares if Pilgrim Investments is satisfied that the Fund would receive best execution of the transaction from that broker.

                        DIVIDENDS, DISTRIBUTIONS & TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Balanced Fund has a policy of paying quarterly dividends from its net investment income, and paying capital gains, if any, annually. Dividends and distributions will be determined on a class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment.

     You may, upon written request or by completing the appropriate section of the Account Application in this Proxy Statement/Prospectus, elect to have all dividends and other distributions paid on a Class A, B, C or T account in the Fund invested into a Pilgrim Fund which offers Class A, B, C or T shares. Both accounts must be of the same class.

     FEDERAL TAXES. Dividends paid out of the Fund's investment company taxable income (including dividends, interest and short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends will be taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares.

     All dividends and capital gains are taxable whether they are reinvested or received in cash, unless you are exempt from taxation or entitled to tax deferral. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

     Upon the sale or other disposition of shares of the Fund, a shareholder may realize a gain or loss which will be a capital gain or loss if the shares are held as a capital asset and, if so, may be eligible for reduced federal tax rates, depending on the shareholder's holding period for the shares.

     This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Fund's Statement of Additional Information and your tax adviser for further information.

                              FINANCIAL HIGHLIGHTS

PILGRIM
BALANCED
FUND
--------------------------------------------------------------------------------

For the three months ended June 30, 1999, the information in the table below has been audited by KPMG LLP, independent auditors. For all periods ending prior to June 30, 1999, the financial information was audited by other independent auditors.

                                                                      Class A
                                              ---------------------------------------------------------
                                                Three Months                Year Ended March 31,
                                                   Ended          -------------------------------------
                                              June 30, 1999 (b)    1999    1998    1997   1996    1995
                                              -----------------    ----    ----    ----   ----    ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $    19.03      19.53   15.54   16.16   13.74   13.52
                                                  ----------      -----   -----   -----   -----   -----

Income from investment operations:
   Net investment income                          $     0.10       0.36    0.26    0.32    0.34    0.21
   Net realized and unrealized gains on
    investments                                   $     0.17       2.58    5.70    0.84    2.42    0.22
                                                  ----------      -----   -----   -----   -----   -----

Total from investment operations                  $     0.27       2.94    5.96    1.16    2.76    0.43

Less distributions from:
  Net investment income                           $     0.07       0.43    0.27    0.32    0.34    0.21
  Net realized gains on investments                       --       3.01    1.70    1.46      --      --
                                                  ----------      -----   -----   -----   -----   -----

Net asset value, end of period                    $    19.23      19.03   19.53   15.54   16.16   13.74
                                                  ==========      =====   =====   =====   =====   =====

TOTAL RETURN (c):                                 %     1.42      17.10   39.34    6.74   20.16    3.22

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $    9,619      9,519   6,675   4,898   5,902   4,980

Ratio to average net assets:
   Net expenses after expense reimbursement (d)   %     1.49       1.59    1.61    1.60    1.60    1.60
   Gross expenses prior to expense
    reimbursement (d)                             %     1.75       1.97    2.56    3.00    3.30    2.78
   Net investment income (loss) after expense
    reimbursement (d)                             %     2.06       2.08    3.58    1.87    2.16    1.44

Portfolio turnover                                %       63        165     260     213     197     110

----------
(a)  Commencement of offering of shares.

(b) Effective May 24, 1999, Pilgrim Investments, Inc., became the Investment Manager of the Fund.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d)  Annualized

                        Class B                                                    Class C
----------------------------------------------------------  ---------------------------------------------------------
  Three Months                             May 31,  1995(a)  Three Months
      Ended        Year Ended March 31,           to            Ended                       Year Ended March 31,
June 30,1999 (b)   1999     1998    1997    March 31, 1996  June 30, 1999(b)  1999    1998     1997     1996    1995
----------------   ----     ----    ----    --------------  ----------------  ----    ----     ----     ----    ----

   $  20.38       20.07    14.88    14.18        12.50           18.35        19.90   15.59    16.20    13.76   13.54
   --------       -----    -----    -----        -----           -----        -----   -----    -----    -----   -----


   $   0.07        0.28     0.15     0.17         0.12            0.06         0.26    0.15     0.21     0.24    0.11

   $   0.18        2.74     5.58     0.70         1.68            0.16         2.52    5.71     0.85     2.44    0.22
   --------       -----    -----    -----        -----           -----        -----   -----    -----    -----   -----

   $   0.25        3.02     5.73     0.87         1.80            0.22         2.78    5.86     1.06     2.68    0.33


   $   0.04        0.31     0.15     0.17         0.12            0.04         0.28    0.15     0.21     0.24    0.11
   --------       -----    -----    -----        -----           -----        -----   -----    -----    -----   -----

         --        2.40     0.39       --           --              --         4.05    1.40     1.46       --      --
   --------       -----    -----    -----        -----           -----        -----   -----    -----    -----   -----
   $  20.59       20.38    20.07    14.88        14.18           l8.53        18.35   19.90    15.59    16.20   13.76
   ========       =====    =====    =====        =====            ====        =====   =====    =====    =====   =====

   %   1.24       16.49    38.79     6.10        14.45            1.21        16.34   38.35     6.05    19.58    2.47


   $  7,157       6,048   4,254     2,133          673          21,331       21,655   20,784   16,990  16,586   16,470


   %   2.14        2.24     2.26     2.25          2.25           2.14         2.23    2.26     2.25     2.25    2.25

   %   2.40        2.62     2.71     6.44         13.05           2.40         2.61    2.68     2.83     3.01    2.60

   %   1.41        1.43     2.99     1.25          1.38           1.41         1.43    2.93     1.23     1.53    0.83

   %     63         165      260      213          197              63          165     260      213      197     110

                                                                      APPENDIX C

                       SUMMARY DESCRIPTION OF BOND RATINGS

     The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     The following are excerpts from Moody's description of its bond ratings:
Ba- judged to have speculative elements; their future cannot be considered as well assured. B- generally lack characteristics of a desirable investment. Caa-are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca- speculative in a high degree; often in default. C- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category.

                                                                      APPENDIX D

     The following is a list of the current funds in the Pilgrim Funds and the classes of shares that are currently offered by each fund or are expected to be offered at or shortly after the Reorganization:

           Fund                                         Classes Offered
           ----                                         ---------------
Pilgrim MagnaCap Fund                                   A, B, C, M and Q
Pilgrim LargeCap Leaders Fund                           A, B, C, M and Q
Pilgrim Research Enhanced Index Fund                    A, B, C, I and Q
Pilgrim Growth Opportunities Fund                       A, B, C, I, Q and T
Pilgrim LargeCap Growth Fund                            A, B, C and Q
Pilgrim MidCap Value Fund                               A, B, C, M, and Q
Pilgrim MidCap Opportunities Fund                       A, B, C, I and Q
Pilgrim MidCap Growth Fund                              A, B, C and Q
Pilgrim Growth + Value Fund                             A, B, C and Q
Pilgrim SmallCap Opportunities Fund                     A, B, C, I, Q and T
Pilgrim SmallCap Growth Fund                            A, B, C and Q
Pilgrim Bank and Thrift Fund                            A and B
Pilgrim Worldwide Growth Fund                           A, B, C and Q
Pilgrim International Value Fund                        A, B, C and Q
Pilgrim International Core Growth Fund                  A, B, C and Q
Pilgrim International SmallCap Growth Fund              A, B, C and Q
Pilgrim Emerging Markets Value Fund                     A, B and C
Pilgrim Emerging Countries Fund                         A, B, C and Q
Pilgrim Asia-Pacific Equity Fund                        A, B and M
Pilgrim Government Securities Income Fund               A, B, C, M, Q and T
Pilgrim Government Securities Fund (1)                  A, B, C and T
Pilgrim Strategic Income Fund                           A, B, C and Q
Pilgrim High Yield Fund                                 A, B, C, M and Q
Pilgrim High Yield Fund II                              A, B, C, Q and T
Pilgrim High Yield Fund III (2)                         A, B, C and T
Pilgrim High Total Return Fund                          A, B and C
Pilgrim High Total Return Fund II                       A, B and C
Pilgrim Money Market Fund                               A, B and C
Pilgrim Balanced Fund                                   A, B, C, Q and T
Pilgrim Income & Growth Fund (3)                        A, B and C
Pilgrim Balance Sheet Opportunities Fund (3)            A, B, C and T
Pilgrim Convertible Fund                                A, B, C and Q

----------
(1) If approved by shareholders, this fund will be reorganized into the Pilgrim Government Securities Income Fund.

(2) If approved by shareholders, this fund will be reorganized into the Pilgrim High Yield Fund II.

(3) If approved by shareholders, these funds will be reorganized into the Pilgrim Balanced Fund.

                                                                      APPENDIX E

     As of November 22, 1999, the following persons owned of record 5% or more of the outstanding shares of the specified class of Income & Growth Fund:


                                                 % of Class       % of Fund       % of Fund
                                                   Before          Before           After
         Name and Address               Class  Reorganization  Reorganization  Reorganization
         ----------------               -----  --------------  --------------  --------------
Merrill Lynch Pierce Fenner & Smith,      B        29.35%          12.60%           6.53%
For the Sole Benefit of its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

     As of November 22, 1999, the following persons owned of record 5% or more of the outstanding shares of the specified class of Balance Sheet Opportunities
Fund:

                                                 % of Class       % of Fund       % of Fund
                                                   Before          Before           After
         Name and Address               Class  Reorganization  Reorganization  Reorganization
         ----------------               -----  --------------  --------------  --------------
Merrill Lynch Pierce Fenner & Smith,      B         6.84%           0.88%           0.20%
For the Sole Benefit of its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

Wexford Clearing Services FBO             C        10.67%           0.14%           0.03%
Nicholas de Morato IRA
527 Hillside St.
Forest City, PA 18421

Wexford Clearing Services FBO             C         7.13%           0.09%           0.02%
Frances A Tartaglione IRA
114 Holden Blvd
Staten Island, NY 10314

Wexford Clearing Services FBO             C        15.98%           0.21%           0.05%
Anthony F Costa IRA
52 Hayrick Ln
Commack, NY 11725

Wexford Clearing Services FBO             C         6.31%           0.08%           0.02%
Teresa R Costa IRA
52 Hayrick Ln
Commack, NY 11725

Wexford Clearing Services FBO             C        27.13%           0.36%           0.08%
Colt Collectors Assn Inc.
c/o Richard Burdick
PO Box 4667
Ventura, CA 93007

     As of November 22, 1999, the following persons owned of record 5% or more of the outstanding shares of the specified class of Balanced Fund:

                                                 % of Class       % of Fund       % of Fund
                                                   Before          Before           After
         Name and Address               Class  Reorganization  Reorganization  Reorganization
         ----------------               -----  --------------  --------------  --------------
Merrill Lynch Pierce Fenner & Smith,      A        30.92%           8.06%           2.16%
For the Sole Benefit of its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith,      B        15.04%           2.84%           0.82%
For the Sole Benefit of its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith,      C        62.80%          34.25%           9.02%
For the Sole Benefit of its Customers,
Attn: Fund Admin
4800 Deer Lake Drive E 2nd Floor
Jacksonville, FL 32246-6484

                                      E-2